Securities and Exchange Commission
Washington, DC  20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR 12(g) OF THE
SECURITIES EXCHANGE ACT OF 1934

GMS CAPITAL CORP.
 (Exact name of registrant as specified in charter)

Florida (State or jurisdiction of incorporation or organization)	26-1094541 (I.R.S. Employer Identification No.)

3456 Melrose Ave, Montreal, Quebec Canada (Address of principal executive offices)	H4A 2S1 (Zip Code)

Issuer's telephone number, including area code:   514-287-0103

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c) check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d) check the following box.  ☒

Securities Act registration statement file number to which this form relates: 333-162201

Securities to be registered pursuant to Section 12(b) of the act:

None

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock ($0.001 par value)
(Title of Class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  Description of Registrant’s Securities to be Registered.

This description is contained in Registrant’s Registration Statement on Form S-1, as amended, and as declared effective by the Securities and Exchange Commission on April 20, 2010 [SEC File Number 333-162201)

ITEM 2.  Exhibits.

(1) Previously filed as an Exhibit to GMS Capital Corp.’ registration statement on Form S-1 filed with the Securities and Exchange Commission on June 16, 2008.

3. Articles of Incorporation & By-Laws(1)

a) Articles of Incorporation (1)

b) Bylaws (1)

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

April 27, 2010

GMS CAPITAL CORP.
      (Registrant)

By /s/ George Metrakos
     George Metrakos
   Chief Executive Officer

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